INVESTMENT AND MORTGAGE-BACKED SECURITIES - Amortized cost of mortgage-backed securities by contractual maturity (Details 3) (Mortgage-backed securities, USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Mortgage-backed securities
Schedule Of Marketable Securities [Line Items]
Due in one year or less	$ 811	$ 485
Due in one year through five years	3,413	2,044
Due in five years through ten years	4,665	2,804
Due in more than ten years	3,466	4,047
Total	$ 12,355	$ 9,380